Exhibit 10.5

                            STOCK PURCHASE AGREEMENT
                            ------------------------


     THIS STOCK PURCHASE AGREEMENT, ("Agreement") entered into on this the 12th day of March, 2004, by and between VISTA EXPLORATION CORPORATION, a Colorado corporation with its principal place of business located at 11011 King Street, Suite 260, Overland Park, Kansas 66210, (hereinafter referred to as "Vista"), ICOP DIGITAL, INC., a Nevada corporation with its principal place of business located at 11011 King Street, Suite 260, Overland Park, Kansas 66210, (hereinafter referred to as "ICOP"), KENNETH L. McCOY, an individual, ROSALIND McCOY, an individual, DARRIN McCOY, an individual, RAYMOND McCOY, an individual, (KENNETH L. McCOY, ROSALIND McCOY, DARRIN McCOY and RAYMOND McCOY hereinafter collectively referred to as the "McCoys") and MCCOY'S LAW LINE, INC., a Kansas corporation, with its principal place of business located at 15 South Highland, Chanute, Kansas 66720 (hereinafter referred to as "McCoy's Law Line").

                               W I T N E S S E T H

     WHEREAS, pursuant to that certain agreement dated February 5, 2003, (hereinafter referred to as "McCoy's Law Line Acquisition Agreement") the McCoys conveyed 500,000 shares of common stock, constituting all of the issued and outstanding shares of McCoy's Law Line to ICOP prior to its past merger in exchange for the issuance of 700,000 shares of $.001 par value common stock of ICOP; and

     WHEREAS, pursuant to the terms of the McCoy's Law Line Acquisition Agreement, McCoy's Law Line became a wholly owned subsidiary of ICOP and the McCoys were issued 700,000 shares of ICOP stock; and

     WHEREAS, on or about February 5, 2003, Kenneth L. McCoy, individually as Lessor and ICOP as Lessee, entered into that certain Commercial and Industrial Lease Agreement, (hereinafter the "Lease Agreement") with regard to the property located at 15 South Highland, Chanute, Kansas 66720; and

     WHEREAS, on or about May 1, 2003 ICOP and Kenneth L. McCoy individually entered into that certain Executive Employment Agreement, (hereinafter the "Employment Agreement"); and

     WHEREAS, on or about December 23, 2003, Kenneth L. McCoy, Rosalind McCoy and Darrin McCoy executed certain Intellectual Property Assignment, Nondisclosure and Noncompete Agreements (hereinafter the "Intellectual Property Assignments"); and

     WHEREAS, as of February 24, 2004, McCoy's Law Line had accumulated bank debt related to its operations of approximately $450,000.00 plus interest from the Community National Bank of Chanute, Kansas; and

     WHEREAS, in February 2004 ICOP, after approval, was merged into a wholly owned subsidiary of Vista with ICOP the surviving corporation with new certificates issued to the McCoys in exchange for their prior ICOP certificates; and

     WHEREAS, it is the desire of the parties to enter into an agreement under the terms of which the McCoys will reacquire all of the issued and outstanding shares of McCoy's Law Line (500,000 shares) in exchange for the conveyance of 700,000 shares of ICOP to ICOP.

     WHEREAS, ICOP, as a capital contribution to McCoy's Law Line, will pay the sum of $450,000.00 to Community National Bank of Chanute, Kansas, as later set forth.

     NOW, THEREFORE, in consideration of the above and foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     Section 1. Exchange of Shares and Payments. Prior to the Closing Date as defined herein, ICOP will have put into McCoy's Law Line additional capital in the amount of Four Hundred and Fifty Thousand and 00/100 Dollars ($450,000.00) payable not only to McCoy's Law Line but also to the Community National Bank of Chanute, Kansas. Simultaneously therewith, McCoy's will convey in the aggregate 700,000 shares of ICOP Common Stock represented by the certificates set forth above to ICOP. Kenneth L. McCoy will simultaneously execute documentation transferring or assigning all existing options to acquire 500,000 shares of ICOP Common Stock subject to the terms under which such options were granted. Simultaneously therewith, ICOP will convey to the McCoys all of the shares of McCoy's Law Line as follows:

SHAREHOLDER                                 NUMBER OF SHARES
-----------                                 ----------------

KENNETH L. McCOY                            175,000 shares
ROSALIND McCOY                              145,000 shares
DARRIN McCOY                                160,000 shares
RAYMOND McCOY                                 20,000 shares
Total                                       500,000

     Section 2. Escrow, Agreements, and Validity - McCoys. In anticipation of closing, McCoys will execute and place into escrow with the firm of Evans & Mullinix, P.A., the following items and agreements:

          a. 700,000 shares of ICOP Common Stock;

          b. Executed Stock Powers conveying such shares to ICOP;

          c. Agreement canceling the Stock Option held by Kenneth L. McCoy to acquire 500,000 shares of ICOP Common Stock;

          d. The resignation of Kenneth L. McCoy as a member of the Board of Directors of Vista and ICOP;

          e. Agreements signed by McCoy terminating the Lease Agreement and Employment Agreement with ICOP;

          f. Agreements signed by the McCoys concerning Releases and Indemnifications.

     Section 3. Escrow, Agreements, and Validity - ICOP, Vista. ICOP and Vista, pending closing, agree to place in escrow with the firm of Evans & Mullinix, P.A., the following items:

          a. $450,000.00 payable to McCoy's Law Line and Community National Bank of Chanute, Kansas;

          b. 500,000 shares of McCoy's Law Line;

          c. Executed Stock Powers conveying such shares to the McCoys;

          d. Agreements relating to Indemnification and Releases of the McCoys; and

          e. Modifications to Intellectual Property Assignments.

     Section 4. Operation of McCoy's Law Line Prior to Closing. The parties hereto acknowledge and agree that McCoy's Law Line shall be operated, prior to closing, in its ordinary course of business.

     Section 5. Closing. Subject to the terms and conditions of this Agreement, on the date (the "Closing Date") to be selected by ICOP, but not later than March 31, 2004.

     Section 6. Retention of Unrelated Shares. Kenneth L. McCoy, Rosalind McCoy and Darrin McCoy are in the aggregate, the holders of 950,000 shares of ICOP common stock unrelated to the McCoy's Law Line Acquisition Agreement and nothing contained in this Agreement shall be construed as obligating them to transfer such shares to ICOP or otherwise, and any executed Releases or Indemnifications by them do not pertain to their rights under these retained shares.

     Section 7. Tax Returns and Audits. The parties acknowledge and agree that ICOP and McCoy's Law Line shall file consolidated tax returns for the tax year ending December 31 2003 and further, McCoy's Law Line shall cooperate with any pending or future audits of ICOP or McCoy's Law Line reasonably requested or required by ICOP. All tax reporting for McCoy's Law Line for the tax year 2004 and all subsequent tax years shall be the responsibility of McCoy's Law Line.

     Section 8. Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid:

                  If to ICOP or Vista:

                           Vista Exploration Corporation
                           ICOP Digital, Inc.
                           c/o Charles A. Ross, Sr.
                           11011 King Street, Suite 260
                           Overland Park, KS  66210

                  If to McCoys or McCoy's Law Line:

                           McCoy's Law Line, Inc.
                           c/o Kenneth L. McCoy
                           15 South Highland
                           Chanute, KS  66720

                           Kenneth L. McCoy
                           12825 220th Road
                           Chanute, KS  66720

                           Rosalind McCoy
                           12825 220th Road
                           Chanute, KS  66720

                           Darrin McCoy
                           306 South Tennessee
                           Chanute, KS  66720

                           Raymond McCoy
                           8583 Granbury Place
                           Cordova, TN  38018

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be mailed or delivered in the manner described above shall be deemed sufficiently given, served or sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or other affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

     Section 9. Other Provisions.

          a. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Kansas.

          b. Entire Agreement. Agreement and Modification: This Agreement, including all attachments hereto, constitutes the entire agreement of the parties.

          c. Consents; Other Action. The parties shall each use their reasonable best efforts to take any such action or actions as may be required by law, regulation, rule or otherwise in order to carry out the transactions contemplated herein and to cause the condition precedent to be satisfied, whether such action is required at or following closing.

          d. Titles and Headings. The titles and headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          e. Binding Effect and Survival. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and assigns. The warranties and covenants contained herein shall survive the closing and remain in full force and effect.

          f. Fees and Expenses. Each party hereto shall bear its own fees and expenses incident to this Agreement and the transactions contemplated thereunder, including all legal and accounting fees and disbursements.

          g. Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                          Vista: VISTA EXPLORATION CORPORATION, a Colorado corporation

                                                /s/  Charles A. Ross, Sr.
                                                -------------------------------
                                                CHARLES A. ROSS, SR.,
                                                Chairman and CEO


                          ICOP:                 ICOP DIGITAL, INC.,
                                                a Nevada corporation

                                                /s/  Charles A. Ross, Sr.
                                                -------------------------------
                                                CHARLES A. ROSS, SR.,
                                                Chairman and CEO

                          McCoys:               /s/  Kenneth L. McCoy
                                                -------------------------------
                                                KENNETH L. McCOY, an individual

                                                /s/  Rosalind McCoy
                                                -------------------------------
                                                ROSALIND McCOY, an individual

                                                /s/  Darrin McCoy
                                                -------------------------------
                                                DARRIN McCOY, an individual

                                                /s/  Raymond McCoy
                                                -------------------------------
                                                RAYMOND McCOY, an individual


                          McCoy's Law Line:     MCCOY'S LAW LINE, INC.,
                                                a Kansas corporation

                                                /s/  Kenneth L. McCoy
                                                KENNETH L. McCOY, President